UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2017

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

660 White Plains Road Tarrytown, New York 10591
(Address of principal executive offices) (Zip Code)

(914) 524-6800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see: General Instructions A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Prestige Brands Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on January 26, 2017 (the “Original Form 8-K”) announcing the completion of its previously announced acquisition of C.B. Fleet Company, Inc. ("Fleet"), a manufacturer, developer, marketer and distributor of over the counter healthcare products in North America and internationally. This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain audited financial statements of Fleet and to present certain unaudited pro forma financial information in connection with the Company’s business combination with Fleet, which financial statements and unaudited pro forma information are filed as exhibits hereto. All of the other Items in the Original Form 8-K remain the same and are hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(i) The audited financial statements listed below for Fleet are set forth in exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Independent Auditors Report
Audited Consolidated Balance Sheet at December 31, 2016
Audited Consolidated Statement of Operations for the year ended December 31, 2016
Audited Consolidated Statement of Changes in Stockholders' Equity for the year ended December 31, 2016
Audited Consolidated Statement of Cash Flows for the year ended December 31, 2016
Notes to Consolidated Financial Statements for the year ended December 31, 2016

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements listed below of the Company giving effect to the acquisition of Fleet are set forth in exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended March 31, 2016
Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended December 31, 2016
Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2016

Notes to Pro Forma Combined Financial Statements

(d)	Exhibits.
See Exhibit Index immediately following the signature page to this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

Date: April 12, 2017	By:	/s/ Christine Sacco
Christine Sacco
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Audited Consolidated Financial Statements of Fleet for the year ended December 31, 2016
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company giving effect to the acquisition of Fleet.